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                                                                    Exhibit 99.3

                               TOLLING AGREEMENT
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          This Agreement dated April 12, 1999 is made and entered into between
Vencor, Inc., a corporation organized under the laws of Delaware, for and on behalf of itself and its various subsidiaries and affiliates, including, without limitation, Vencor Operating, Inc., and for and on behalf of any of their respective successors including, without limitation, any debtor or debtor-in-possession in a bankruptcy case commenced under Title 11 of the United States Code (the "Bankruptcy Code") or any trustee appointed in any such case (collectively, "Vencor"), and Ventas, Inc., a corporation organized under the laws of Delaware for and on behalf of itself and its various subsidiaries and affiliates, including, without limitation, Ventas Realty, Limited Partnership, and for and on behalf of any of their respective successors including, without limitation, any debtor or debtor-in-possession in a bankruptcy case commenced under the Bankruptcy Code or any trustee appointed in any such case (collectively, "Ventas").

          WHEREAS, the parties to this Agreement are in the process of attempting to resolve any and all existing and potential claims that Vencor has asserted or might in the future assert against Ventas (the "Vencor Claims"), the validity of which Ventas has disputed, and any and all existing and potential claims that Ventas has asserted or might in the future assert against Vencor (the "Ventas Claims"), the validity of which Vencor has disputed (the Vencor Claims and the Ventas Claims are collectively referred to herein as the "Claims"); and

          WHEREAS, the parties desire to toll or suspend the limitations or repose periods applicable to the Claims for the Tolling Period (defined below).

          NOW, THEREFORE, for good cause and adequate consideration, including forbearance by both Vencor and Ventas from pursuing certain remedies at this time, the parties
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hereto agree as follows:

          1. Any Vencor Claims, including, without limitation, those arising or available under the Bankruptcy Avoidance Provisions (defined below) that Vencor could otherwise assert against Ventas if Vencor were a debtor in a case under the Bankruptcy Code commenced on the date hereof, and whether arising under the Bankruptcy Code or under other applicable federal or state law, shall not be prejudiced, impaired, or waived by Vencor's failure to commence such a bankruptcy case, and any and all statutes of limitations, repose, or other legal or equitable constraints on the time by which such a bankruptcy case or pleading initiating any Vencor Claim must be filed to assert such a Vencor Claim (including, without limitation, a cause of action under (S) 548 of the Bankruptcy Code) shall be tolled during the period of time from the date hereof to and including the earlier of (i) 5:00 p.m. Eastern Daylight Savings Time on May 5, 1999, or (ii) the earlier time and date on which the Second Standstill Period (as defined in the Second Standstill Agreement) shall automatically and immediately terminate as a result of Vencor's nonpayment of rent (as provided in paragraph 5 of the Second Standstill Agreement, the provisions of which are hereby incorporated by reference) (the "Tolling Period"). For all purposes herein, both the first and the last day of the Tolling Period shall be deemed to be contained in the Tolling Period.

          2. Without limiting the generality of the foregoing, Ventas shall not assert against any Vencor Claim brought by Vencor any statute of limitations, laches, or other time-related defense or claim, including, but not limited to the defense or claim that the limitations periods or other time periods set forth in 11 U.S.C. (S)(S) 544, 546, 547, 548, 550, 551 or 553 (the
"Bankruptcy Avoidance Provisions") or Section 10(b) of the Securities Exchange Act of 1934

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have expired, to the extent that such defenses or claims depend on the passage of time during the Tolling Period. Additionally, for purposes of any action pursuant to the Bankruptcy Avoidance Provisions, Vencor shall be deemed to have commenced its bankruptcy case on the date that is calculated by going back in time from the date it actually commenced such case by the number of days contained in the Tolling Period.

          3. Any Ventas Claims, including, without limitation, those arising or available under the Bankruptcy Avoidance Provisions (defined below) that Ventas could otherwise assert against Vencor if Ventas were a debtor in a case under the Bankruptcy Code commenced on the date hereof, and whether arising under the Bankruptcy Code or under other applicable federal or state law, shall not be prejudiced, impaired, or waived by Ventas' failure to commence such a bankruptcy case, and any and all statutes of limitations, repose, or other legal or equitable constraints on the time by which such a bankruptcy case or pleading initiating any Ventas Claim must be filed to assert such a Ventas Claim (including, without limitation, a cause of action under (S) 548 of the Bankruptcy Code) shall be tolled during the Tolling Period.

          4. Without limiting the generality of the foregoing, Vencor shall not assert against any Ventas Claim brought by Ventas any statute of limitations, laches, or other time-related defense or claim, including, but not limited to the defense or claim that the limitations periods or other time periods set forth in the Bankruptcy Avoidance Provisions or Section 10(b) of the Securities Exchange Act of 1934 have expired, to the extent that such defenses or claims depend on the passage of time during the Tolling Period.
Additionally, for purposes of any action pursuant to the Bankruptcy Avoidance Provisions, Ventas shall be deemed to have commenced its bankruptcy case on the date that is calculated by going back in time from the date

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it actually commenced such case by the number of days contained in the Tolling
Period.


          5. For purposes of facilitating aspects of the foregoing, Ventas and Vencor agree and stipulate that this Agreement shall create claims in favor of Vencor, the substantive elements of which and the case law applicable to which are in all respects identical to the Vencor Claims that would have arisen under the Bankruptcy Avoidance Provisions had Vencor been a debtor in a bankruptcy case commenced under the Bankruptcy Code on April 29, 1999. Any such claim may be asserted by Vencor only in connection with and subsequent to a bankruptcy case commenced by or against it, as debtor, under the Bankruptcy Code on or before the date established by taking April 29, 1999 and adding to it the actual number of days contained in the Tolling Period. For purposes of each such claim created in this paragraph, Vencor shall be conclusively and irrebuttably presumed to have commenced its bankruptcy case within one year of April 29, 1998, if such case is, in fact, commenced on or before the date established by taking April 29, 1999 and adding to it the actual number of days contained in the Tolling Period.

          6. For purposes of facilitating aspects of the foregoing, Ventas and Vencor agree and stipulate that this Agreement shall create claims in favor of Ventas, the substantive elements of which and the case law applicable to which are in all respects identical to the Ventas Claims that would have arisen under the Bankruptcy Avoidance Provisions had Ventas been a debtor in a bankruptcy case commenced under the Bankruptcy Code on April 29, 1999. Any such claim may be asserted by Ventas only in connection with and subsequent to a bankruptcy case commenced by or against it, as debtor, under the Bankruptcy Code on or before the date established by taking April 29, 1999 and adding to it the actual number of days contained in the Tolling Period. For purposes of each such claim created in this paragraph, Ventas shall be

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conclusively and irrebuttably presumed to have commenced its bankruptcy case within one year of April 29, 1998, if such case is, in fact, commenced on or before the date established by taking April 29, 1999 and adding to it the actual number of days contained in the Tolling Period.

          7. Ventas and Vencor agree that the stipulations in this Agreement are binding and irrevocable, and either party shall have the right to introduce a copy of this Agreement into evidence to enforce such stipulations in any litigation or arbitration proceeding between Ventas and Vencor. Ventas acknowledges that Vencor's forbearance from commencing a bankruptcy case prior to April 29, 1999, will serve as sound, adequate, fair and sufficient consideration for the foregoing agreements and stipulations. Vencor acknowledges that Ventas' forbearance from commencing a bankruptcy case prior to April 29, 1999, will serve as sound, adequate, fair and sufficient consideration for the foregoing agreements and stipulations.

          8. Neither this Agreement nor the circumstances leading to its execution shall be construed to vitiate or waive (a) any statute of limitations, laches, or other time-related defenses that are available prior to or after the Tolling Period, provided that the passage of time during the Tolling Period is not taken into account, or (b) any non-time-related defenses to any Vencor Claim, Ventas Claim, or claim created by paragraph 5 or 6 of this Agreement.

          9. Each of the undersigned represents that he or she has the authority to execute this Agreement on behalf of the party or parties for whom it is executed.

          10. Any modifications to this Tolling Agreement shall be in writing and signed by both parties hereto.

          11. Simultaneously with the execution and delivery of this Agreement, the parties shall execute and deliver that certain Second Standstill Agreement, those four certain

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Second Amendment to Master Lease Agreements, and that certain First Amendment to
Corydon, Indiana Lease Agreement (collectively, the "Contemporaneous Agreements"). This Agreement shall not become effective prior to the execution and delivery of each of the foregoing Contemporaneous Agreements.

          12. Paragraphs 1, 2, and 5 of this Agreement shall be void and without effect in the event Vencor commences a voluntary bankruptcy case under the Bankruptcy Code prior to April 29, 1999, and paragraphs 3, 4, and 6 of this Agreement shall be void and without effect in the event Ventas commences a voluntary bankruptcy case under the Bankruptcy Code prior to April 29, 1999.

          13. This Agreement is binding on the undersigned parties and on the representatives, successors, heirs, and assigns of the parties hereto.

          14. This Agreement may be executed in one or more counterparts and by facsimile, each of which counterparts shall be deemed an original hereof, but all of which together shall constitute one agreement.

          15. This Tolling Agreement shall be construed pursuant to the laws of the State of New York, without giving effect to the choice-of-law rules of New York law.

                           [INTENTIONALLY LEFT BLANK]

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          CONFIRMED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN BY:

VENCOR, INC.                        VENTAS, INC.


By:  /s/ Richard A. Schweinhart            By:  /s/ T. Richard Riney
     --------------------------                 --------------------
Name: Richard A. Schweinhart               Name: T. Richard Riney
Title: Senior Vice President               Title: Vice President

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